Exhibit 10(c)
                      EMPLOYMENT AGREEMENT

          AGREEMENT made as of the 19th day of June, 1993 between Walter Industries, Inc. (the "Company") and G. Robert Durham (the "Employee").

          Company and Employee agree as follows:

          1.     EMPLOYMENT TERM.

          The initial term of employment of the Employee pursuant to this Agreement (the "Initial Employment Term") shall begin on the date hereof (the "Effective Date") and shall continue until May
 31, 1995, or the death or Permanent Disability of the Employee, whichever is earlier.

           The renewal employment term of the Employee pursuant to this Agreement (the "Renewal Employment Term") shall automatically begin on June 1, 1995 and shall continue from year to year thereafter until the death or Permanent Disability of the Employee, or until terminated by either the Employee or the Company on 60 days written notice to the other party, as the case may be.

          The terms "Initial Employment Term" and "Renewal Employment Term" are collectively referred to herein as the "Employment
 Term."

          For purposes hereof, the Employee shall be deemed to have a "Permanent Disability" at such time as the Employee becomes entitled to receive benefits under the Company's Long-Term
 Disability Plan.

          2.      EMPLOYEE'S POSITION AND RESPONSIBILITIES.

          During the Employment Term the Employee will serve the Company as the President and Chief Executive Officer and shall be a member of the Board of Directors of the Company.

          During the Employment Term the Employee shall devote his entire business time and attention exclusively to the business and affairs of the Company and shall use his best efforts to promote the interests of the Company. The participation of the Employee in outside directorships and civic activities not otherwise inconsistent with this Agreement or Company policy shall not be deemed a violation of this paragraph 2.

          3.    COMPENSATION AND OTHER BENEFITS.

          The Employee shall be entitled to an annual base salary of $450,000.00 ("Base Salary"), payable in accordance with the Company's general payroll policies, plus incentive compensation payments, payable no later than four months after the end of the Company's fiscal year, the amounts of which shall be determined by the Board of Directors of the Company in accordance with the Company's past practices, provided, however, that increases in the base Salary and the payment of incentive compensation payments shall be subject to the restrictions contained in the Court Order of May 17, 1990 (the "Court Order") from the United States Bankruptcy Court, Middle District of Florida, Tampa
 Division (the "Bankruptcy Court"), for which purposes Employee's name shall be considered substituted for that of Mr. Cordell in such Court Order, a copy of which is attached hereto and made a part hereof. In addition, during the Employment Term the Employee shall be entitled to participate, to the extent so provided by the terms thereof, in any employee benefit plans and programs that may, from time to time, be made generally available to other executive employees of the Company and such other employee benefit plans and programs as the Board of Directors of
.the Company may direct, including, without limitation, use of a Company-owned automobile in accordance with the Company's general policies.

          4.     TERMINATION OF EMPLOYMENT BY THE COMPANY.

          The Company may terminate the employment of the Employee at any time with or without cause; provided, however, that if, during the Initial Employment Term, the Company terminates the employment of the Employee for any reason other than for Cause, the Employee shall be entitled to receive the then current annual base salary, as determined in paragraph 3 above, for the balance of the Initial Employment Term, and a pro rata incentive compensation payment for the year in which the employment is terminated, as determined by the Board of Directors in accordance with the Company's past practices, subject to the restrictions contained in the Court Order. If such termination, other than for cause, occurs during the Renewal Employment Term, the Employee shall be entitled to receive the annual base salary determined in paragraph 3 for the balance of the Company's fiscal year ending May 31 in which the employment is terminated, and a pro rata incentive compensation payment for that year, as determined by the Board of Directors in accordance with the Company's past practices, subject to the restrictions contained in the Court Order. If Employee is terminated for cause during either the Initial Employment Term or the Renewal Employment
 Term, the Employee shall be entitled to receive the annual Base Salary as determined in paragraph 3 through the date of termination and no incentive compensation payments for the year in which the employment was terminated. For purposes of this Agreement, "Cause" means gross negligence or willful misconduct on the part of the Employee that is materially detrimental to the Company, as determined in good faith by the Company's Board of Directors at a meeting duly called and held after reasonable notice to the Employee and opportunity for the Employee to be heard. If the employment of the Employee terminates because of the death of the Employee, the executor, administrator, testamentary trustee, legatees or beneficiaries, as the case may be, of the Employee shall be entitled to receive the then current Base Salary of the Employee as determined in paragraph 3 above, during the nine-month period following the date of death.

          5.     CONFIDENTIALITY.

           The Employee agrees to hold in confidence any and all confidential information known to him concerning the Company and its businesses so long as such information is not otherwise publicly disclosed.

          6.     NONCOMPETITION.

          During the Employment Term the Employee will not, without the prior written consent of the Company, invest in or accept employment as an officer, director, employee, agent or consultant of a business that directly competes with any business of the Company; provided, that the foregoing shall not prohibit the Employee from purchasing not in excess of 0.5% of the outstanding shares (or other units) of any class of securities that is registered under Section 12 of the Securities Exchange Act of 1934, as amended.

          7.     INDEMNIFICATION.

          The Company agrees to indemnify the Employee as follows:

          (a) Indemnity in Third Party Proceedings.    The Company
shall indemnify the Employee in accordance with the provisions of this section if the Employee is a party to or threatened to be made a party to or otherwise involved in any Proceedings (other than a Proceeding by or in the name of the Company to procure a judgment in its favor), by reason of the fact that the Employee is or was a director and/or officer of the Company or is or was serving at the request of the Company was a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses, judgments, fines and penalties, actually and reasonably incurred by the Employee in connection with the defense or settlement of such Proceeding, but only if he acted in good faith and in a manner which he reasonably believed to be in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding, in addition, had no reasonable cause to believe that his conduct was unlawful. The termination of any such Proceeding by judgment, order of court, settlement, conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Employee did not act in the best interests of the Company, and with respect to any criminal proceeding, that such person had reasonable cause to believe that his conduct was unlawful.

          (b) Indemnity in Proceedings By or In the Name of the Company. The Company shall indemnify the Employee in accordance with the provisions of this section if the Employee is a party to or threatened to be made a party to or otherwise involved in any Proceeding by or in the name of the Company to procure a judgment in its favor by reason of the fact that the Employee was or is a director and/or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against all Expenses actually and reasonably incurred by the Employee in connection with the defense or settlement of such Proceeding, but only if he acted in good faith
- -and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification for Expenses shall be made under this paragraph 7(b) in respect of any claim, issue or matter as to which the Employee shall have been adjudged to be liable to the Company, unless and only to the extent that any court in which such Proceeding is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Employee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

          (c) Indemnification of Expenses of Successful Party. Notwithstanding any other provisions of this paragraph 7, to the extent that the Employee has been successful on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of all action without prejudice, the Employee shall be indemnified against all Expenses incurred in connection therewith.

          (d) Advance of Expenses. The Expenses incurred by the Employee pursuant to paragraphs 7(a) and (b) in any Proceeding shall be paid by the Company in advance at the written request of the Employee, if the Employee shall undertake to repay such amount to the extent that it is ultimately determined that the Employee is not entitled to indemnification.

          (e) Right of Indemnitee to Indemnification Upon Application; Procedure Upon Application. Any indemnification or advance under paragraphs 7(a), (b) or (d) hereof shall be made no later than 15 days after receipt of the written request of the Emp1oyee, unless a determination is made within said 15 day period by (a) the Board of Directors of the Company by a majority vote of a quorum thereof consisting of directors who were not parties to such Proceedings, or (b) independent legal counsel in a written opinion (which counsel shall be appointed if such a quorum is not obtainable), that the Employee has not met the relevant standards for indemnification set forth in paragraph 7(a) and (b).

          (f) Procedural Matters. The right to indemnification or advances as provided by this paragraph 7 shall be enforceable by the Employee in any court of competent jurisdiction. The burden of proving that indemnification or advances are not appropriate shall be on the Company. Neither the failure of the Company (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because the Employee has met the applicable standard of conduct, nor an actual determination by the Company
- -(including its Board of Directors or independent legal counsel) that the Employee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Employee has not met the applicable standard of conduct. The Employee's Expenses incurred in connection with successfully establishing his right to indemnification or advances, in whole or in part, in any such Proceeding shall also be indemnified by the Company.

          (g) Non-exclusivity, Etc. The rights of the Employee hereunder shall be in addition to any other rights Employee may have under the Company's Certificate of Incorporation or By-Laws or the Delaware General Corporation laws or otherwise, and nothing herein shall be deemed to diminish or otherwise restrict Employee's right to indemnification under any such other provision. It is the intent of this paragraph 7 to provide the maximum indemnification possible under the applicable law. In the event of any conflict or inconsistency between the provisions of this paragraph 7 and the By-Laws of the Company, the provisions of this paragraph 7 shall control to the extent that the provisions hereof afford broader indemnification, and any restrictions or limitations upon indemnification in the By-Laws shall not be deemed to be applicable hereto. To the extent applicable law or the Certificate of Incorporation or the By-Laws of the Company, as in effect on the date hereof or at any time in the future, permit greater indemnification than as provided for in this paragraph 7, the parties hereto agree that Employee shall enjoy by this paragraph 7 the greater benefits so afforded by such law or provision of the Certificate of Incorporation or By-Laws. Employee may elect to have Employee's rights hereunder interpreted on the basis of applicable law in effect at the time of execution of this Agreement, at the time of the occurrence of conduct giving rise to the claim against the Employee, or at the time indemnification is sought. In the event any one or more of the provisions of this paragraph 7 should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          (h) Partial Indemnification. If the Employee is entitled under any provision of this paragraph 7 to indemnification by the Company for some or a portion of the Expenses, judgments, fines or penalties actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any Proceeding but not however, for the total amount thereof, the Company shall nevertheless indemnify the Employee for the portion of such Expenses, judgments, fines or penalties to which the Employee is entitled.

          (i) Liability Insurance. To the extent the Company maintains at any time an insurance policy or policies providing directors' any officers' liability insurance, Employee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any other Company director or officers under such insurance policy. The purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the parties hereto, and the execution and delivery of this Agreement shall not in any way be construed to limit or affect the rights and obligations of the Company and/or of the other parties under any such insurance policy.

          (j) Definitions. As used in paragraph 7:

                (i) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought in the name of the Company or otherwise and whether of civil, criminal or administrative or investigative nature, including, but not limited to, an action by or in the right of any corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, whether predicated on foreign, federal, state or local law and whether formal or informal, and any actions, suits or proceedings brought under and/or predicated upon the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or their respective state counterparts and/or any rule or regulation promulgated thereunder, in which the Employee may be or may have been involved as a party or otherwise, by reason of any action taken by him or any inaction on his part while acting as such director and/or officer or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether or not he is serving in such capacity at the time any liability or Expense is incurred for which indemnification or reimbursement can be provided under this paragraph 7.

              (ii) The term "Expenses" includes, without limitation thereto, expenses of investigations, judicial or administrative proceedings or appeals, including preparation to defend or be a witness in any of the foregoing, amounts paid in settlement by or on behalf of the Employee, attorneys' fees and disbursements and any expenses of establishing a right to indemnification under this paragraph 7, but shall not include the amount of judgments, fines or penalties actually levied against the Employee.

              (iii) References to "other enterprise" shall include Employee benefit plans; references to "fines" shall include an excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acts in good faith and in a manner he reasonably believes to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this paragraph 7.

      8.     MISCELLANEOUS.

      (a) Notices. Any notice or other communication provided for in this Agreement or contemplated hereby shall be sufficiently given if given in writing and delivered by certified mail, return receipt requested, and addressed in the case of the Company, to the Company at 1500 North Dale Mabry Highway, Tampa, Florida 33607, Attention: Chairman of the Board of Directors; and, in the case of the Employee, to the Employee at his address as it appears below his name on the signature page hereof.
Either party may designate a different address by giving notice of change of address in the manner provided above.

       (b) Waiver. No waiver or modification in whole or in part of this Agreement, or any term or condition hereof, shall be effective against any party unless in writing and duly signed by the party sought to be bound. Any waiver of any breach of any provision hereof or any right or power by any party on one occasion shall not be construed as a waiver of, or a bar to, the exercise of such right or power on any other occasion or as a waiver of any subsequent breach.

          (c) Binding Effect; Successors. This Agreement shall be binding upon and shall inure to the benefit of the Company and the Employee and their respective heirs, legal representatives, successors and assigns. If the Company shall be merged into or consolidated with another entity, the provisions of this Agreement shall be binding upon and inure to the benefit of the entity surviving such merger or resulting from such consolidation. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. The provisions of this paragraph shall continue to apply to each subsequent employer of the Employee hereunder in the event of any subsequent merger, consolidation or transfer of assets of such subsequent employer.

          (d) Cancellation of Prior Agreement. This Agreement cancels and replaces in its entirety the employment agreement dated June 19, 1991 between the Company and Employee.

          (e) Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida, except that paragraph 7 hereof shall be governed by the laws of the State of Delaware.

          (f) Court Approval. This Agreement will not become effective until approval thereof is received from the Bankruptcy
 Court, at which time it will become effective retroactive to the Effective Date of this Agreement.

          (g) Entire Agreement. This Agreement sets forth the entire agreement between the parties hereto with respect to the subject matter hereof.

        IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement this 16th day of July, 1993, effective as of the day and year first above written.


                             WALTER INDUSTRIES, INC.



                             By: /s/ J. W. Walter
                                ---------------------
                                J. W. Walter
                                Chairman of the Board



                                /s/ G. R. Durham
                                ---------------------
                                G. R. Durham
                                Employee


                                Address:   943 Seddon Cove Way
                                           Tampa, Florida 33602